EXHIBIT 10.23
DIVIDEND WAIVER AGREEMENT
This Dividend Waiver Agreement (this “Waiver Agreement”), effective as of February 6, 2026, is made and entered into by the undersigned (the “Waiving Person”) in favor of Pegasystems Inc. (the “Company”).
WHEREAS, the Company and certain other persons named therein are defendants (each a “Defendant,” and, together, “the Defendants”) in Larkin et al. v. Trefler et al., No. 1:25-cv-10303-WGY (D. Mass.) and Dwyer et al. v. Trefler et al., Civ. No. 24-1734-BLS1 (Mass. Super. Ct.) (the “Derivative Suits”);
WHEREAS, settlement of the Derivative Suits will provide a material benefit to the Company and has a valid and independent business purpose, including through the elimination of the burden, distraction, and uncertainty of continued litigation and the reduction of ongoing legal defense costs;
WHEREAS, the proposed settlement agreement (the “Settlement Agreement”) with respect to the Derivative Suits conditions settlement thereon of payment by the Company of a special, one-time cash dividend (the “Special Dividend”) in the aggregate amount of Seven Million Dollars ($7,000,000.00), to be paid subsequent to final court approval of the Settlement Agreement and the expiration of the appeal period in connection therewith, provided that (i) each Defendant; (ii) each such Defendant’s family members who reside in their household or who are financially dependent upon them (the “Immediate Family Members”). and (iii) any entity of which such Defendant or such Defendant’s Immediate Family Members is the beneficial owner as defined in Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (except for charitable foundations and non-profit organizations) (the “Beneficial Owner”) waive such person’s or entity’s right to receive the Special Dividend with respect to shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) owned by such person or entity (the “Waived Special Dividend”);
WHEREAS, the Waiving Person intends the Waived Special Dividend to facilitate approval by the applicable court of the Settlement Agreement through ensuring the monetary benefit of the Special Dividend is not received by the defendants in the Derivative Suits; and
WHEREAS, the Waiving Person desires to memorialize the waiver of the Special Dividend.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Notwithstanding the ownership by the Waiving Person of shares of Common Stock, the Waiving Person, on behalf of itself and such person’s Immediate Family Members and any entity of which the Waiving Person or such person’s Immediate Family Members is the Beneficial Owner, if any, hereby knowingly, voluntarily, irrevocably and unconditionally waives and relinquishes, to the fullest extent permitted by applicable law, all rights and entitlements to receive or retain the payments and benefits comprising the Waived Special Dividend. Accordingly, the Waived Special Dividend shall not be paid to the Waiving Person or such person’s Immediate Family Members and any entity of which the Waiving Person or such person’s Immediate Family Members is the Beneficial Owner with respect to shares of Common Stock owned by such person, and the amount of such dividend shall be retained by the Company.
2.The Company shall and hereby does agree to hold harmless and indemnify the Waiving Person and such person’s Immediate Family Members and any entity of which the Waiving Person or such person’s Immediate Family Members is the Beneficial Owner to the fullest extent permitted by law, as such may be amended from time to time, with respect to any expenses, judgments, penalties, fines and amounts paid in settlement and reasonably incurred by such person, or on such person’ behalf, in connection with this Waiver Agreement, including the waiver of the Waived Special Dividend and any liability in respect of taxes (including taxes on indemnification payments made hereunder), penalties or interest in connection therewith.

3.This Waiver Agreement shall be governed by, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts without reference to such state’s principles of conflicts of law. The Waiving Person hereby (i) irrevocably consents to the exclusive jurisdiction of any court located within The Commonwealth of Massachusetts in connection with any matter based upon or arising out of this Waiver Agreement or the matters contemplated herein, (ii) agrees that process may be served upon the Waiving Person in any manner authorized by the law of The Commonwealth of Massachusetts, and (iii) irrevocably waives, and covenants not to assert or plead, any objection which the Waiving Person might otherwise have to such jurisdiction and such process.
4.This Waiver Agreement is irrevocable to the fullest extent provided under the laws of The Commonwealth of Massachusetts and may not be amended or otherwise modified without the prior written consent of each of the parties hereto.
5.The Waiving Person acknowledges and agrees that this Waiver Agreement will be binding upon and inure to the benefit of (i) the Waiving Person’s heirs, executors and legal representatives in the event of the Waiving Person’s death and (ii) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Waiver Agreement for purposes of enforcing the Company’s rights hereunder.
6.If any provision of this Waiver Agreement is determined to be invalid or unenforceable, it shall be adjusted rather than voided, to achieve the intent of the parties to the extent possible, and the remainder of this Waiver Agreement shall be enforced to the maximum extent possible.
7.The Waiving Person has had an opportunity to fully discuss this Waiver Agreement and any related tax consequences, with such person’s own counsel or tax advisor, and is signing this Waiver Agreement freely and voluntarily, without duress, coercion or undue influence.
8.The Waiving Person agrees that, to the extent the Waiving Person receives or has received any amounts that the Waiving Person or such person’s Immediate Family Members and any entity of which the Waiving Person or such person’s Immediate Family Members is the Beneficial Owner is not entitled to receive pursuant to this Waiver Agreement, the Waiving Person or such person’s Immediate Family Members and any entity of which the Waiving Person or such person’s Immediate Family Members is the Beneficial Owner, as applicable, will promptly repay such amount(s) to the Company. Any such amounts described in this Section, to the extent received by the Waiving Person or such person’s Immediate Family Members and any entity of which the Waiving Person or such person’s Immediate Family Members is the Beneficial Owner, will be treated as having been received by the Waiving Person or such person’s Immediate Family Members and any entity of which the Waiving Person or such person’s Immediate Family Members is the Beneficial Owner, as applicable, in trust, on behalf of the Company.
9.This Waiver Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The execution of this Waiver Agreement may be by actual signature or by signature delivered by facsimile or by e-mail as a portable document format (.pdf) file or image file attachment.
[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.

WAIVING PERSON:

/s/ Kerim Akgonul
Name: Kerim Akgonul

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Benjamin Baril
Name: Benjamin Baril

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Peter Gyenes
Name: Peter Gyenes

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Richard Jones
Name: Richard Jones

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Christopher Lafond
Name: Christopher Lafond

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Dianne Ledingham
Name: Dianne Ledingham

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Sharon Rowlands
Name: Sharon Rowlands

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Don Schuerman
Name: Don Schuerman

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Kenneth Stillwell
Name: Kenneth Stillwell

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Alan Trefler
Name: Alan Trefler

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Leon Trefler
Name: Leon Trefler

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer

IN WITNESS WHEREOF, the parties have executed this Waiver Agreement as of the date first above written.
WAIVING PERSON:

/s/ Larry Weber
Name: Larry Weber

ACKNOWLEDGED AND AGREED:
PEGASYSTEMS INC.

By:	/s/ Benjamin Yrun Ostapuk
Name:	Benjamin Yrun Ostapuk
Title:	Chief Legal Officer